As filed with the Securities and Exchange Commission on August 8, 2003

                                                 Registration No. 333-106789
                                                                  333-106789-01
                                                                  333-106789-02


===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                               Amendment No. 1 to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933


                              --------------------


MORGAN STANLEY                          DELAWARE               36-3145972
MORGAN STANLEY CAPITAL TRUST VI         DELAWARE               13-7308501
MORGAN STANLEY CAPITAL TRUST VII        DELAWARE               13-7308503


(Exact name of each Registrant      (State or other         (I.R.S. Employer
 as specified in its charter)       jurisdiction of      Identification Number)
                                     incorporation
                                    or organization)

                              --------------------

                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-4000

              (Address, including zip code, and telephone number, including area code, of Registrants' principal executive offices)

                              --------------------

                             Ronald T. Carman, Esq.
                        Assistant Secretary and Counsel
                                 Morgan Stanley
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-4000

           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------

                                   Copies To:
     Joseph W. Armbrust, Esq.                        John M. Brandow, Esq.
  Sidley Austin Brown & Wood LLP                     Davis Polk & Wardwell
        787 Seventh Avenue                            450 Lexington Avenue
     New York, New York 10019                       New York, New York 10017

                              --------------------

      Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|



      The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission (the "Commission"), acting pursuant to Section 8(a), may determine.

===============================================================================

                                EXPLANATORY NOTE


      The sole purpose of this Amendment is to file exhibits to the Registration Statement. Accordingly, this Amendment consists only of the facing page, this explanatory note and Part II of the Registration Statement.

                                    PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

      The following are the expenses of the issuance and distribution of the securities being registered, all of which will be paid by the Registrants. Other than the registration fee and the NASD filing fee, all of these expenses are estimated.


Registration fee.................................................  $     80,900
NASD filing fee..................................................        30,500
Rating agency fees...............................................       625,000
Printing and engraving expenses..................................     1,100,000
Legal fees and expenses..........................................     1,500,000
Accounting fees and expenses.....................................       187,500
Unit Agents', Warrant Agents', Trustees' and Preferred Stock
  Depositary's fees and expenses (including counsel fees)........       500,000
Listing..........................................................       250,000
      Total......................................................  $  4,273,900

Item 15. Indemnification of Directors and Officers

      Article VIII of the Amended and Restated Certificate of Incorporation of Morgan Stanley ("Certificate of Incorporation") and Section 6.07 of the Amended and Restated Bylaws of Morgan Stanley ("Bylaws"), each as amended to date, provide for the indemnification of Morgan Stanley's directors and officers. The Certificate of Incorporation provides that any person who is a director or officer of Morgan Stanley shall be indemnified by Morgan Stanley to the fullest extent permitted from time to time by applicable law. In addition, the Bylaws provide that each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of Morgan Stanley or a director or elected officer of a corporation a majority of the capital stock (other than directors' qualifying shares) of which is owned directly or indirectly by Morgan Stanley (a "Subsidiary") shall be indemnified and held harmless by Morgan Stanley to the fullest extent permitted by applicable law. The right to indemnification under the Bylaws includes the right to be paid the expenses incurred in defending a proceeding in advance of its final disposition upon receipt (unless Morgan Stanley upon authorization of the Board of Directors waives said requirement to the extent permitted by applicable law) of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by Morgan Stanley.

      Morgan Stanley's Bylaws also provide that Morgan Stanley may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification, and rights to be paid by Morgan Stanley the expenses incurred in defending any proceeding in advance of its final disposition, to any person who is or was an employee or agent (other than a director or officer) of Morgan Stanley or a Subsidiary and to any person who is or was serving at the request of Morgan Stanley or a Subsidiary as a director, officer, partner, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by Morgan Stanley or a Subsidiary, to the fullest extent as the Bylaws provide with respect to indemnification of, and advancement of expenses for, directors and officers of Morgan Stanley.

      Under the By-laws, Morgan Stanley has the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, partner, member, employee or agent of Morgan Stanley or a Subsidiary, or of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, against any expense, liability or loss whether or not Morgan Stanley would have the power to indemnify that person against that expense, liability or loss under the provisions of applicable law.

      Morgan Stanley has in effect insurance policies in the amount of $200 million for general officers' and directors' liability insurance.

      The forms of Underwriting Agreements and Distribution Agreements filed as Exhibits 1-a, 1-b, 1-c, 1-d, 1-e and 1-f hereto, and incorporated herein by reference, contain some provisions relating to the indemnification of Morgan Stanley's directors, officers and controlling persons.

Item 16. Exhibits

      Morgan Stanley's Exchange Act file number is 1-11758.

Exhibit
Number                              Description
------                              -----------
1-a* Form of Underwriting Agreement for Debt Securities, Warrants, Purchase Contracts and Units.

1-b* Form of Underwriting Agreement for Preferred Stock, Depositary Shares and Common Stock.

1-c*        Form of Underwriting Agreement for Capital Securities.

1-d*        Form of U.S. Distribution Agreement.

1-e*        Form of Euro Distribution Agreement.

1-f*        Form of DirectSecurities Distribution Agreement.

4-a Amended and Restated Certificate of Incorporation of Morgan Stanley (previously filed as an exhibit to Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended May 31, 2002 and incorporated herein by reference).

4-b Amended and Restated By-Laws of Morgan Stanley (previously filed as an exhibit to Morgan Stanley's Annual Report on Form 10-K for the fiscal year ended November 30, 2002 and incorporated herein by reference).

4-c Form of Certificate of Designation of Offered Preferred Stock (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-27919, and incorporated herein by reference).

4-d Form of Certificate of Offered Preferred Stock (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-27919, and incorporated herein by reference).

4-e Form of Deposit Agreement (including Form of Depositary Receipt) (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-27919, and incorporated herein by reference).

4-f Amended and Restated Senior Indenture dated as of May 1, 1999 between Morgan Stanley (formerly known as Morgan Stanley Dean Witter & Co.) and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), Trustee (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-75289, and incorporated herein by reference).

4-g First Supplemental Senior Indenture dated as of September 15, 2000 between Morgan Stanley (formerly known as Morgan Stanley Dean Witter & Co.) and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), Trustee (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-47576, and incorporated herein by reference).

Exhibit
Number                              Description
------                              -----------

4-h Second Supplemental Senior Indenture dated as of October 8, 2002 between Morgan Stanley and JPMorgan Chase Bank, Trustee (previously filed as an exhibit to Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended August 31, 2002, and incorporated herein by reference).

4-i Amended and Restated Subordinated Indenture dated as of May 1, 1999 between Morgan Stanley (formerly known as Morgan Stanley Dean Witter & Co.) and Bank One Trust Company, N.A. (successor to The First National Bank of Chicago), Trustee (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-75289, and incorporated herein by reference).

4-j Rights Agreement dated as of April 25, 1995 between Morgan Stanley (successor to Dean Witter, Discover & Co.) and JPMorgan Chase Bank (successor to Chemical Bank), as rights agent, which includes as Exhibit B thereto the Form of Rights Certificate (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form 8-A dated April 25, 1995, and incorporated herein by reference).

4-k Amendment dated as of February 4, 1997 to the Rights Agreement between Morgan Stanley (successor to Dean Witter, Discover & Co.) and JPMorgan Chase Bank (formerly known as The Chase Manhattan
            Bank), as rights agent (previously filed as an exhibit to Morgan Stanley's Current Report on Form 8-K dated February 4, 1997, and incorporated herein by reference).

4-l Second Amendment dated as of June 15, 1999 to the Rights Agreement between Morgan Stanley (formerly known as Morgan Stanley Dean Witter & Co.) and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as rights agent (previously filed as an exhibit to Morgan Stanley's Current Report on Form 8-K dated June 15, 1999, and incorporated herein by reference).

4-m*        Form of Floating Rate Senior Note.

4-n*        Form of Fixed Rate Senior Note.

4-o*        Form of Senior Variable Rate Renewable Note.

4-p*        Form of Floating Rate Subordinated Note.

4-q*        Form of Fixed Rate Subordinated Note.

4-r*        Form of Subordinated Variable Rate Renewable Note.

4-s*        Form of Fixed Rate Amortizing Senior Note.

4-t*        Form of Floating/Fixed Rate Senior Note.

4-u*        Form of Temporary Global Floating Rate Senior Bearer Note.

4-v*        Form of Permanent Global Floating Rate Senior Bearer Note.

4-w*        Form of Definitive Floating Rate Senior Bearer Note.

4-x*        Form of Temporary Global Fixed Rate Senior Bearer Note.

4-y*        Form of Permanent Global Fixed Rate Senior Bearer Note.

4-z*        Form of Definitive Fixed Rate Senior Bearer Note.

Exhibit
Number                              Description
------                              -----------

4-aa*       Form of Euro Fixed Rate Senior Registered Note.

4-bb*       Form of Euro Fixed Rate Subordinated Registered Note.

4-cc*       Form of Euro Senior Registered Floating Rate Renewable Note.

4-dd*       Form of DirectSecurities Fixed Rate Note.

4-ee*       Form of Warrant Agreement.

4-ff*       Form of Unit Agreement.

4-gg*       Form of Put Warrant (included in Exhibit 4-ee).

4-hh*       Form of Call Warrant (included in Exhibit 4-ee).

4-ii*       Form of Purchase Contract (Issuer Sale) (included in Exhibit 4-ff).

4-jj*       Form of Purchase Contract (Issuer Purchase) (included in Exhibit
            4-ff).

4-kk*       Form of Unit Certificate (included in Exhibit 4-ff).


4-ll Form of Pre-Paid Purchase Contract (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-75289, and incorporated herein by reference).

4-mm Form of Unit Agreement Without Holders' Obligations (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-75289, and incorporated herein by reference).

4-nn Certificate of Trust of Morgan Stanley Capital Trust VI (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-83616, and incorporated herein by reference).

4-oo Certificate of Trust of Morgan Stanley Capital Trust VII (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-83616, and incorporated herein by reference).

4-pp Trust Agreement of Morgan Stanley Capital Trust VI (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-83616, and incorporated herein by reference).

4-qq Trust Agreement of Morgan Stanley Capital Trust VII (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-83616, and incorporated herein by reference).

4-rr Form of Amended and Restated Trust Agreement to be used in connection with the issuance of the Capital Securities (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-46403, and incorporated herein by reference).

4-ss Junior Subordinated Indenture dated as of March 1, 1998 between Morgan Stanley (formerly known as Morgan Stanley Dean Witter & Co.) and The Bank of New York, Trustee, to be used in connection with the issuance of the Junior Subordinated Debentures and the Capital Securities (previously filed as an exhibit to Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended February 28, 1998, and incorporated herein by reference).

4-tt Form of Capital Security (included in Exhibit 4-rr) (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-46403, and incorporated herein by reference).

Exhibit
Number                              Description
------                              -----------


4-uu Form of Junior Subordinated Debenture (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-46403, and incorporated herein by reference).

4-vv Form of Capital Securities Guarantee (previously filed as an exhibit to Morgan Stanley's Registration Statement on Form S-3, Registration No. 333-46403, and incorporated herein by reference).

4-ww*       Form of Certificate representing Morgan Stanley Common Stock.

5-a***      Opinion of Sidley Austin Brown & Wood LLP.

5-b** Opinion of Richards, Layton & Finger, P.A., with respect to Morgan Stanley Capital Trust VI.

5-c** Opinion of Richards, Layton & Finger, P.A., with respect to Morgan Stanley Capital Trust VII.


12-a Computation of Consolidated Ratio of Earnings to Fixed Charges (previously filed as an exhibit to Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended February 28, 2003, and incorporated herein by reference).

12-b Computation of Consolidated Ratio of Earnings to Fixed Charges and Preferred Stock Dividends (previously filed as an exhibit to Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended February 28, 2003, and incorporated herein by reference).


15**        Letter of Awareness from Deloitte & Touche LLP.

23-a**      Consent of Deloitte & Touche LLP.

23-b***     Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
            5-a).

23-c** Consents of Richards, Layton & Finger, P.A. (included in Exhibits 5-b and 5-c).

23-d*       Consent of BK Associates, Inc.

23-e*       Consent of Morten Beyer & Agnew, Inc.

23-f*       Consent of Airclaims Limited

24-a**      Powers of Attorney for Morgan Stanley.

24-b** Powers of Attorney for Morgan Stanley, as sponsor, to sign the Registration Statement on behalf of Morgan Stanley Capital Trust VI and Morgan Stanley Capital Trust VII (included in Exhibits 4-pp through 4-qq).

25-a** Statement of Eligibility of JPMorgan Chase Bank, Trustee under the Amended and Restated Senior Indenture.

25-b** Statement of Eligibility of Bank One Trust Company, N.A., as successor to The First National Bank of Chicago, Trustee under the Amended and Restated Subordinated Indenture.

25-c** Statement of Eligibility of The Bank of New York, Trustee under the Junior Subordinated Indenture.

25-d** Statement of Eligibility of The Bank of New York, Trustee under the Amended and Restated Trust Agreement of Morgan Stanley Capital Trust VI.

Exhibit
Number                              Description
------                              -----------


25-e** Statement of Eligibility of The Bank of New York, Trustee under the Amended and Restated Trust Agreement of Morgan Stanley Capital Trust VII.

25-f** Statement of Eligibility of The Bank of New York, Trustee under the Capital Securities Guarantee of Morgan Stanley with respect to the Capital Securities of Morgan Stanley Capital Trust VI.

25-g** Statement of Eligibility of The Bank of New York, Trustee under the Capital Securities Guarantee of Morgan Stanley with respect to the Capital Securities of Morgan Stanley Capital Trust VII.

---------
*       Filed herewith

**      Previously filed.

***     To be filed subsequently by amendment.


Item 17. Undertakings

      (1) The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of Morgan Stanley's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (2) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      (3) The undersigned Registrants hereby undertake:

           (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (3)(a)(i) and (3)(a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrants pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

           (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (4) The undersigned Registrants (other than Morgan Stanley) hereby undertake to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

      (5) The undersigned Registrants hereby undertake that:

           (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the forms of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

           (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, Morgan Stanley certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, as of this 8th day of August, 2003.

                                            MORGAN STANLEY
                                            (Registrant)


                                            By:  /s/ Martin M.Cohen
                                                 -----------------------------
                                                 Name:   Martin M. Cohen
                                                 Title:  Assistant Secretary

      Pursuant to the requirement of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of Morgan Stanley and in the capacities indicated as of this 8th day of August, 2003.

         Signature                                          Title
         ---------                                          -----

             *                                Chairman of the Board and Chief
----------------------------------                   Executive Officer
     Philip J. Purcell

             *                               President, Chief Operating Officer
----------------------------------                      and Director
      Robert G. Scott

             *                               Executive Vice President and Chief
----------------------------------                      Financial Officer
    Stephen S. Crawford                           (Principal Financial Officer)

             *                                     Controller and Treasurer
----------------------------------
     Alexander C. Frank

             *                                    Principal Accounting Officer
----------------------------------
       David S. Moser

             *                                              Director
----------------------------------
      Robert P. Bauman

             *                                              Director
----------------------------------
     Edward A. Brennan

             *                                              Director
----------------------------------
       John E. Jacob

             *                                              Director
----------------------------------
      C. Robert Kidder

         Signature                                          Title
         ---------                                          -----

             *                                              Director
----------------------------------
     Charles F. Knight

             *                                              Director
----------------------------------
      John W. Madigan

             *                                              Director
----------------------------------
       Miles L. Marsh

             *                                              Director
----------------------------------
      Michael A. Miles

             *                                              Director
----------------------------------
    Laura D'Andrea Tyson


*   By:  /s/ Martin M.Cohen
         -------------------------
         Name:   Martin M. Cohen
         Title:  Attorney-in-Fact

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, Morgan Stanley Capital Trust VI and Morgan Stanley Capital Trust VII each certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, as of this 8th day of August, 2003.



                                         MORGAN STANLEY CAPITAL TRUST VI


                                         By:  Morgan Stanley

                                         By:  /s/ Alexander C. Frank
                                              -------------------------------
                                              Name:  Alexander C. Frank
                                              Title: Controller and Treasurer


                                         MORGAN STANLEY CAPITAL TRUST VII

                                         By:  Morgan Stanley

                                         By:  /s/ Alexander C. Frank
                                              -------------------------------
                                              Name:  Alexander C. Frank
                                              Title: Controller and Treasurer

                                 EXHIBIT INDEX

Exhibit
Number                                Description
------                                -----------

1-a* Form of Underwriting Agreement for Debt Securities, Warrants, Purchase Contracts and Units.

1-b* Form of Underwriting Agreement for Preferred Stock, Depositary Shares and Common Stock.

1-c*         Form of Underwriting Agreement for Capital Securities.

1-d*         Form of U.S. Distribution Agreement.

1-e*         Form of Euro Distribution Agreement.

1-f*         Form of DirectSecurities Distribution Agreement

4-m*         Form of Floating Rate Senior Note.

4-n*         Form of Fixed Rate Senior Note.

4-o*         Form of Senior Variable Rate Renewable Note.

4-p*         Form of Floating Rate Subordinated Note.

4-q*         Form of Fixed Rate Subordinated Note.

4-r*         Form of Subordinated Variable Rate Renewable Note.

4-s*         Form of Fixed Rate Amortizing Senior Note.

4-t*         Form of Floating/Fixed Rate Senior Note.

4-u*         Form of Temporary Global Floating Rate Senior Bearer Note.

4-v*         Form of Permanent Global Floating Rate Senior Bearer Note.

4-w*         Form of Definitive Floating Rate Senior Bearer Note.

4-x*         Form of Temporary Global Fixed Rate Senior Bearer Note.

4-y*         Form of Permanent Global Fixed Rate Senior Bearer Note.

4-z*         Form of Definitive Fixed Rate Senior Bearer Note.

4-aa*        Form of Euro Fixed Rate Senior Registered Note.

4-bb*        Form of Euro Fixed Rate Subordinated Registered Note.

4-cc*        Form of Euro Senior Registered Floating Rate Renewable Note.

4-dd*        Form of DirectSecurities Fixed Rate Note.

4-ee*        Form of Warrant Agreement.

Exhibit
Number                                Description
------                                -----------

4-ff*        Form of Unit Agreement.

4-gg*        Form of Put Warrant (included in Exhibit 4-ee).

4-hh*        Form of Call Warrant (included in Exhibit 4-ee).

4-ii*        Form of Purchase Contract (Issuer Sale) (included in Exhibit 4-ff).

4-jj*        Form of Purchase Contract (Issuer Purchase) (included in Exhibit
             4-ff).

4-kk*        Form of Unit Certificate (included in Exhibit 4-ff).


4-ww*        Form of Certificate representing Morgan Stanley Common Stock.

5-a***       Opinion of Sidley Austin Brown & Wood LLP.

5-b** Opinion of Richards, Layton & Finger, P.A., with respect to Morgan Stanley Capital Trust VI.

5-c** Opinion of Richards, Layton & Finger, P.A., with respect to Morgan Stanley Capital Trust VII.

15**         Letter of Awareness from Deloitte & Touche LLP.

23-a**       Consent of Deloitte & Touche LLP.

23-b***      Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
             5-a).

23-c** Consents of Richards, Layton & Finger, P.A. (included in Exhibits 5-b and 5-c).

23-d*        Consent of BK Associates, Inc.

23-e*        Consent of Morten Beyer & Agnew, Inc.

23-f*        Consent of Airclaims Limited

24-a**       Powers of Attorney for Morgan Stanley.

24-b** Powers of Attorney for Morgan Stanley, as sponsor, to sign the Registration Statement on behalf of Morgan Stanley Capital Trust VI and Morgan Stanley Capital Trust VII (included in Exhibits 4-pp through 4-qq).

25-a** Statement of Eligibility of JPMorgan Chase Bank, Trustee under the Amended and Restated Senior Indenture.

25-b** Statement of Eligibility of Bank One Trust Company, N.A., as successor to The First National Bank of Chicago, Trustee under the Amended and Restated Subordinated Indenture.

25-c** Statement of Eligibility of The Bank of New York, Trustee under the Junior Subordinated Indenture.

25-d** Statement of Eligibility of The Bank of New York, Trustee under the Amended and Restated Trust Agreement of Morgan Stanley Capital Trust VI.

25-e** Statement of Eligibility of The Bank of New York, Trustee under the Amended and Restated Trust Agreement of Morgan Stanley Capital Trust VII.

Exhibit
Number                                Description
------                                -----------


25-f** Statement of Eligibility of The Bank of New York, Trustee under the Capital Securities Guarantee of Morgan Stanley with respect to the Capital Securities of Morgan Stanley Capital Trust VI.

25-g** Statement of Eligibility of The Bank of New York, Trustee under the Capital Securities Guarantee of Morgan Stanley with respect to the Capital Securities of Morgan Stanley Capital Trust VII.

---------
*     Filed herewith

**    Previously filed.

***   To be filed subsequently by amendment.